Exhibit 10.2

The following schedule identifies the material details of the respective option agreements issued by the Registrant substantially identical to the form of Award Agreement Evidencing the Grant of a Stock Option incorporated into the accompany registration statement as Exhibit 10.1.

Option Holder	Issuance Date	No. of Shares	Exercise Price ($)	Termination Date
Mark Ahn	11/1/2003	493,524 (1)	0.167	11/1/2013
	2/15/2004	184,555 (1)	0.167	2/15/2014

Kelly Macy	12/1/2003	7,050 (2)	1.684	12/1/2013

Dean Elboukhari	12/1/2003	7,050 (3)	1.684	12/1/2013

Fred Vitale	2/1/2004	141,007 (4)	0.336	2/1/2014

Thierry Jahan	2/1/2004	14,101 (2)	0.071	2/1/2014

Yung-Chi Cheng	2/1/2004	14,101 (2)	0.071	2/1/2014

George Cannellas	2/1/2004	14,101 (2)	0.071	2/1/2014

Martha Hosford	2/1/2004	14,101 (2)	0.071	2/1/2014

Michael Zelefsky	2/1/2004	14,101 (2)	0.071	2/1/2014

Andre Rosowsky	2/1/2004	14,101 (2)	0.071	2/1/2014

Lin Pei	2/15/2004	56,403 (4)	0.336	2/15/2014

Timothy Kinsella	6/1/2004	14,101 (2)	0.071	2/19/2012

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(1)	Option vests 33.33% on each of the first three anniversary dates of the date of issuance.
(2)	Option fully vested upon issuance.
(3)	Option vests in full on the first anniversary of the date of issuance.
(4)	Option vests 50% on first anniversary of issuance date and 50% on second anniversary.